© Fifth Third Bank | All Rights Reserved
Bank of America Merrill Lynch
Banking & Financials Conference
Daniel T. Poston
Executive Vice President & Chief Financial Officer
November 14, 2012
Refer to earnings release dated October 18, 2012
and 10-Q dated November 7, 2012 for further information
Exhibit 99.1

FIFTH THIRD BANK

1

2

3

4

5

$1,400
$1,200
$1,000
$800
$600
$400
$200
$0
$233
$789
$1,152
2010 YTD
2011 YTD
2012 YTD

$1.40
$1.20
$1.00
$0.80
$0.60
$0.40
$0.20
$0.00
$0.29
$0.86
$1.23
2010 YTD
2011 YTD
2012 YTD

© Fifth Third Bank | All Rights Reserved
A strong franchise showing momentum
Strong results underscored by
continued loan growth, solid fee
income, expense control, and ongoing
improvement in credit metrics
Traditional banking model moderate
risk profile and strong execution
contribute to above average returns
New product offerings consistent with
our mission, our customer value
proposition, and regulatory reform
Return capital from robust internal
capital generation through
appropriate dividend payout and
share repurchase plans
Current and forecasted fully phased-in
pro-forma capital ratios would
substantially exceed new fully
phased-in well-capitalized minimums
Earnings Growth
Net income available to common shareholders ($MM)
Diluted EPS

© Fifth Third Bank | All Rights Reserved
• Continued strong loan production
– Rates on loan originations lower but loan
interest income stable
• Continue to provide customers with products /
solutions they find valuable
• Careful management of liability costs
– Disciplined pricing on deposits
– Continued evaluation of term liabilities and
capital instruments
• Strong mortgage banking results
• Mortgage risks manageable
– Typical quarterly mortgage repurchase cost
~$20MM
– No mortgage securitizations outstanding
• Strong profitability and capital in excess of fully
phased-in Basel III standards today
– Believe we are well positioned to maintain
strong capital while providing meaningful
distributions to shareholders*
Environment characterized by low growth
expectations and low interest rates
• Prolonged low-rate environment, coupled
with modest economic growth
• Lower securities reinvestment yields on
portfolio cash flows
• Strong deposit flows
• Competitive dynamics
• Elevated mortgage refinance activity
• Firms facing significant costs related to
mortgage securitizations, GSE
repurchases, private label mortgage
repurchases
• Higher capital standards; limitations on
dividend payout ratios; capital building
beyond targeted / required levels
• Economic uncertainty including fiscal
cliff and impact on business activity;
concerns about European financial
system
Fifth Third is well-positioned to deal with current environmental challenges
Characteristics of current environment Fifth Third’s response / position
* Subject to 2013 Comprehensive Capital Analysis & Review final rules; subject to Board of Directors and regulatory approval.
• Low exposure to European banks (see slide 22)

4.0%
3.5%
3.0%
2.5%
2.0%
$902
$920
$903
$899
$907
3.65%
3.67%
3.61%
3.56%
3.56%
$950
$850
$750
$650
$550
$450
3Q11
4Q11
1Q12
2Q12
3Q12
Net Interest Income (right axis)
PAA*
NIM

Floating 53%
Fixed 47%
Floating 40-45%
Floating
Fixed

2.00
1.50
1.00
0.50
0.00
Jan-11
Mar-11
May-11
Jul-11
Sep-11
Nov-11
Jan-12
Mar-12
May-12
Jul-12
Sep-12
Nov-12

© Fifth Third Bank | All Rights Reserved
NII results reflect continued moderate NIM
pressure offset by balance sheet growth
* Represents purchase accounting adjustments included in net interest income.
^ Estimate; funding (DDAs + interest-bearing liabilities); liabilities attributed to fixed or floating using terms and expected beta
Fixed / Floating Portfolio
• 3Q12 NII included $10MM of non-recurring benefits (4
bps positive impact to NIM)
• NIM pressure created by low rate environment, higher
prepayment speeds, repricing in securities and loan
portfolios, and modest natural asset sensitivity, but
overall is expected to be manageable
• Spreads on new originations of variable rate assets
consistent with historical spreads
Interest-Earning
Assets
Funding^
Fixed
~55-60%
NII and NIM (FTE)
($MM)
Loans
50%
Loans
33%
Investment
Portfolio 3%
Trend: fixed rate loan origination coupons
relative to fixed portfolio weighted avg
Larger portfolio repricing effects
– Emphasis on variable rate C&I lending
• Coupons on new fixed rate loan originations
converging  with portfolio average coupons
• Current trends have pressured net interest income
levels, but expect to mitigate much of impact with
continued loan growth and liability management
Investment
Portfolio
14%

Flat QoQ; +5% YoY
35
35
36
36
36
44
45
46
47
47
3Q11
4Q11
1Q12
2Q12
3Q12
Commercial Loans
Consumer Loans

Flat QoQ; +5% YoY
9
8
7
6
6
45
46
49
50
49
24
26
26
26
27
3Q11
4Q11
1Q12
2Q12
3Q12
Demand
IBT/Savings/MMDA
Consumer CD/Core foreign

© Fifth Third Bank | All Rights Reserved
Balance sheet growth mitigates rate environment
• Core deposit to loan ratio of 99% consistent with
3Q11
– DDAs up 15% year-over-year
– Consumer average transaction deposits up 5%
year-over-year
– Commercial average transaction deposits up
10% year-over-year
Average loan growth ($B)^
Average core deposit growth ($B)
83
79
82
78
^ Excludes loans held-for-sale
Note: Numbers may not sum due to rounding
80
81
82 82
83
• Growth driven by C&I and residential mortgage
loans; portfolios in run-off mode are of moderate
size
– Commercial line utilization stable at 32%;
potential source of future growth
• CRE portfolio continues to run-off, with modest
selective current origination volume
• Managing auto volumes to ensure appropriate
returns; spread pressure due to competition
• Branch mortgage refi product has FICO over 780,
LTV ~60% and avg. term ~15 years while yielding
above market rates due to process convenience
82
• Short-term wholesale borrowings represent only
7% of total funding

FIFTH THIRD BANK

$34
$32
$30
$28
$26
$24
$22
$20
CAGR +3%
26.3
26.3
27.3
27.9
28.8
29.9
31.4
32.7
33.1
3Q10
4Q10
1Q11
2Q11
3Q11
4Q11
1Q12
2Q12
3Q12

42%
30%
29%
28%
26%
25%
21%
21%
21%
20%
16%
13%
CMA
STI
HBAN
FITB
PNC
KEY
RF
BBT
MTB
ZION
USB
WFC

6.0%
5.0%
4.0%
3.0%
2.0%
1.0%
0.0%
3Q08
4Q08
1Q09
2Q09
3Q09
4Q09
1Q10
2Q10
3Q10
4Q10
1Q11
2Q11
3Q11
4Q11
1Q12
2Q12
3Q12
Spread
C&I Yield
1 Month Libor

© Fifth Third Bank | All Rights Reserved
Strength in C&I loan growth
C&I Loans/Average Assets*^
C&I Spread to 1-month LIBOR
Peer average: 24%
Continued demand in large corporate and mid-
corporate space
Reduction in portfolio yields driven by mix shift
toward higher-quality loans, portfolio effects of
repricing, and pressure on new origination yields
C&I loans as a percent of total commercial loans
was 71% at 3Q12 versus peer average of 63%
C&I production continues to be broad based across
industries and sectors
— Strength in manufacturing and healthcare
industries
— Launch of Energy Lending vertical expected to
contribute to future growth in C&I
C&I spreads remain stable
C&I Portfolio^ ($B)
^ Presented on an average basis; Excluding held-for-sale loans.
Source: SNL Financial and Company Reports. Peer average includes: BBT, CMA, HBAN, KEY, MTB, PNC, RF, STI, USB, WFC, and ZION
* ZION & BBT exclude government guaranteed loans; ZION presented as end of period data.

Fifth Third Bank | All Rights Reserved
Strong revenue and profit generation
Source: SNL Financial and Company Reports. Peer median includes: BBT, CMA, HBAN, KEY, MTB, PNC, RF, STI, USB, WFC, and ZION
^ Excludes $3MM, $10MM, $46MM, and $56MM positive valuation adjustment on the Vantiv warrant and put option in 3Q11, 4Q11, 1Q12, and 2Q12, respectively, and a $16 million negative valuation adjustment on the Vantiv warrant in 3Q12, as well as $115MM in gains from Vantiv's IPO and $34MM charge related to Vantiv's debt refinancing in 1Q12.
* Non-GAAP measure. See Reg. G reconciliation in the Appendix to the presentation.
Revenue
^
/ Avg. Int. Earning Assets
PPNR
^*
/ Avg. Int. Earning Assets
3Q12 returns strong relative to peers
NII / Total Assets Noninterest Income^ / Total Assets
• Business mix provides higher than average
diversity among spread and fee revenues (40+%
of revenue)
• Relatively strong margin and relatively high fee
income contribution drives strong revenue and
PPNR generation profitability despite sluggish
economy
• Income from ownership in Vantiv $25MM in
3Q12 (full year 2011 quarterly avg ~$14MM,
despite selling ~10% in 1Q12)
6.33%
5.82%
6.18%
6.02%
6.00%
6.25%
ROAA ROAE
2.50%
1.86%
2.29%
2.31% 2.31%
2.13%
0.0%
0.5%
1.0%
1.5%
2.0%
2.5%
3.0%
3Q11 4Q11 1Q12 2Q12 3Q12 3Q12
Peer Median
3.65% 3.67%
3.61% 3.56% 3.56% 3.58%
2.68%
2.15%
2.57%
2.46%
2.69%
2.42%
0.0%
1.0%
2.0%
3.0%
4.0%
5.0%
6.0%
7.0%
3Q11 4Q11 1Q12 2Q12 3Q12 3Q12
Peer Median
1.23%
1.20%
1.28%
FITB Peer Median
ROAA
Adjusted ROAA^
10.4%
10.1%
10.9%
FITB Peer Median
ROAE
Adjusted ROAE^
© Fifth Third Bank | All Rights Reserved

Strong mortgage banking results
• Record origination fees and gain on
loan sales in 3Q12
• Highest ranking among all servicers
and peer groups in Fannie Mae’s
2011 STAR
TM
Program for servicing
performance
Looking forward:
• Stronger originations / deliveries in
4Q12 vs 3Q12
– Results should remain robust
while rates remain low
• Gain on sale margins benefitting
from:
– Strong demand
– Industry capacity constraints
– Strong mortgage-backed securities
pricing
• HARP 2.0 originations expected to
remain similar percentage of total
originations in 4Q12 vs 3Q12
Mortgage originations and gain-on-sale margins*
Mortgage Banking Revenue ($MM)
* Gain-on-sale margin represents margin on loans originated for sale.
0.00%
0.50%
1.00%
1.50%
2.00%
2.50%
3.00%
3.50%
4.00%
4.50%
5.00%
$0
$1
$2
$3
$4
$5
$6
$7
$8
3Q11 4Q11 1Q12 2Q12 3Q12
Originations for sale Originations HFI Margins*
($B)
119
152
174
183
226
59
58
61
63
62
(34)
(47) (46)
(41)
(48)
34
(7)
15
(22)
(40)
3Q11 4Q11 1Q12 2Q12 3Q12
Orig fees and gains on loan sales
Gross servicing fees
Servicing rights amortization MSR valuation adjustments
$178
$200
$183
$156
$204
© Fifth Third Bank | All Rights Reserved

Fifth Third Bank

$1,010
$990
$970
$950
$930
$910
$890
1Q12
2Q12
3Q12
4Q12

68%
65%
62%
58%
62%
59%
64%
61%
4Q11
1Q12
2Q12
3Q12
Efficiency Ratio
Adjusted[1]

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Disciplined expense management
• Expect similar adjusted efficiency ratio in
4Q12; target mid-50% in normalized
environment (with higher interest rate
environment)
2012 expense trend ($MM)
* Non-recurring items described on page 18 in the appendix to this presentation.
Reported expense
Increasing expense
Non-recurring items*:
Adjusted expense
Decreasing expense
$973 $937 $1,006
$23 $17 $5
($28) ($2) ($50)
$968 $952 $961
Managing expenses carefully in response to revenue
environment; continuous process of expense evaluation
Efficiency ratio trend
– Current impact of credit costs on
revenue and expenses; impact of
regulatory reforms (e.g., debit
interchange) not fully mitigated
– Reflects below-capacity balance sheet
and lower revenue than we expect and
can support longer term

FIFTH THIRD BANK

0.3%
0.4%
0.4%
0.7%
0.5%
0.8%
0.9%
0.5%
1.0%
0.9%
1.0%
0.7%
1.1%
1.2%
0.9%
1.4%
1.6%
MTB
CMA
ZION
PNC*
FITB
KEY*
USB*
HBAN*
BBT
WFC*
RF
STI
OCC Guidance

0.9%
1.1%
1.3%
1.4%
1.4%
1.4%
1.4%
1.6%
1.9%
1.9%
2.5%
2.7%
USB
HBAN
KEY
FITB
BBT
STI
MTB
CMA
PNC
ZION
RF
WFC

2.7%
2.5%
2.3%
2.2%
2.2%
2.1%
2.0%
1.8%
1.8%
1.7%
1.5%
1.5%
RF
ZION
FITB
WFC
PNC
USB
HBAN
STI
BBT
KEY
CMA
MTB

234%
177%
167%
136%
133%
132%
129%
118%
109%
100%
93%
83%
USB
HBAN
FITB
KEY
BBT
ZION
STI
PNC
RF
MTB
CMA
WFC

© Fifth Third Bank | All Rights Reserved
Credit trends continue to improve
with strong reserve coverage levels
Source: SNL Financial and Company Reports. Data as of 3Q12. HFI NPLs exclude loans held-for-sale and also exclude covered assets for BBT, USB, and ZION
* HBAN, KEY, PNC, USB, WFC include the implementation of newly issued 3Q12 OCC guidance which requires write-down of performing consumer loans restructured in bankruptcy to collateral value. The light blue section indicates the additional charge-offs due to this guidance.
Continued decline in problem assets and corresponding decline in charge-offs combined with strong reserves on an absolute and relative basis
NPLs / Loans
Peer average: 1.6%
Loan loss reserves / Loans
Peer average: 2.0%
Net charge-off ratio
Peer average: 0.9%
Reserves / NPLs
Peer average: 131%

Fifth Third Bank | All Rights Reserved
Capital management philosophy
* Subject to Board of Directors and regulatory approval
Organic growth opportunities
• Support growth of core banking franchise
• Continued loan growth despite sluggish
economy
Strategic opportunities
*
• Prudently evaluate franchise including
increasing density in core markets via
disciplined acquisitions or selective de
novos
• Expect future acquisition opportunities
although activity remains muted in near-term
• Attain top 3 market position in 65% of
markets or more longer term
Return to more normal dividend policy*
• Strong levels of profitability would support
higher dividend than current level
• Move towards levels more consistent with
Fed’s near-term payout ratio guidance of
30%
• Quarterly dividend increased to $0.10 in
3Q12
Repurchases / Redemptions
*
• Common share repurchases to limit and
manage growth of excess capital levels
Expect capital philosophy to remain consistent
pending evaluation of results in 2013 CCAR process
Capital Deployment Capital Return
– Manage capital in light of regulatory
environment, other alternatives,
maintenance of desired / required buffers,
stock price
– $600MM of potential repurchases through
1Q13 ($350MM ASR completed in October;
$125MM ASR entered into in November)
• Redeemed $1.4bn in TruPS in 3Q12

© Fifth Third Bank | All Rights Reserved
Capital position remains strong
* The pro forma Tier I common equity ratio is management’s estimate based upon its current interpretation of the three draft Federal Register notices proposing enhancements to regulatory capital requirements published in June 2012. The actual impact to the Bancorp’s Tier I common equity ratio may change significantly due to further clarification of the agencies proposals or revisions to the agencies final rules, which remain subject to public comment.
Proposed new U.S. capital standards would have manageable impact, if adopted
Primary Basel III Adjustments*
Proposed
fully
phased  in
buffered
minimum
of 7.0%
Basel III Impacts
• 3Q12 Tier 1 common equity ratio of
9.67% under Basel I
Current
• Capital impact increase primarily
from inclusion of AOCI
• RWA increase primarily from 1-4
family senior and junior lien
residential mortgages,
commitments under one year
Estimated NPR Impact
• Pro forma 3Q12 Tier 1 common
equity ratio of ~9%* under Basel III
• Does not include the effect of any
mitigating actions Fifth Third may
take
Pro forma Tier 1 Common Equity
NPR Capital Impact ~45 bps +/-
NPR RWA Impact ~(110 bps) +/-
Total Tier 1 Change                ~(65 bps) +/-
Tier 1 Common Equity

12.7%
11.4%
11.4%
10.7%
10.7%
10.5%
10.4%
10.3%
10.3%
10.1%
9.8%
9.8%
9.7%
9.5%
9.5%
9.0%
7.5%
C
KEY
BAC
FHN
COF
RF
JPM
CMA
HBAN
WFC
STI
ZION
FITB
BBT
PNC
USB
MTB

10.5%
~9%
9.0%
8.8%
8.7%
8.6%
8.5%
8.4%
8.2%
8.2%
8.0%
8.0%
7.9%
7.8%
KEY
FITB
BAC
HBAN*
RF
C
CMA^
JPM
FHN
USB
BBT
WFC
STI
ZION*
COF
MTB
PNC

© Fifth Third Bank | All Rights Reserved
Fifth Third’s balance sheet and business model
relatively advantaged under new capital standards
Fifth Third’s capital position already well in excess of any established standards, likely standards, and most peers
5.0%
7.0%
4.5%
Unofficial CCAR supervisory reference minimum
3Q12 Pro forma Tier 1 common / RWA
U.S. proposed Basel III**
3Q12 Tier 1 common / RWA
Basel I
2019 Basel III buffered minimum 2015 Basel III minimum
Not disclosed
High
7%
range
Source: SNL Financial and company reports (financial data as of 3Q12).
* Data sourced form SNL Financial 2Q12. In 2Q12, HBAN stated Basel III Tier 1 common ratio would be negatively impacted by approximately 150 basis points.
** Note: Fifth Third’s pro forma Tier I common equity ratio is management’s estimate based upon its current interpretation of the three draft Federal Register notices proposing enhancements to regulatory capital requirements published in June 2012. The actual impact to the Bancorp’s Tier I common equity ratio may change significantly due to further clarification of the agencies proposals or revisions to the agencies final rules, which remain subject to public comment. Not adjusted for potential mitigation efforts.
^ CMA 3Q12 earnings call stated “Tier 1 capital ratio is estimated to be comfortably above the new 8.5% regulatory standard”.

Fifth Third Bank | All Rights Reserved
Well-positioned for the future
• Fifth Third monitors liquidity at the Holding Company over a 24-month period, and manages liquidity based on the coverage of contractual obligations without accessing the capital markets or receiving dividends from the Bank entity
• Fifth Third has completely exited all crisis-era government support programs
Superior capital and liquidity position
• NCOs of 0.75%; 3.1x reserves / annualized NCOs
• Substantial reduction in exposure to CRE since 1Q09; relatively low CRE exposure versus peers
• Very low relative exposure to areas of concern, e.g. European financials, mortgage repurchase risk
Proactive approach to risk management
• Traditional commercial banking franchise built on customer-oriented localized operating model
• Strong market share in key markets with focus on further improving density
• Fee income ~43% of total revenue
Diversified traditional banking platform
• PPNR has remained strong throughout the credit cycle
• PPNR substantially exceeds annual net charge-offs (364% PPNR / NCOs^ in 3Q12)
• 1.2% ROAA; 13% return on average tangible common equity^
Industry leader in earnings power
^ Non-GAAP measure. See Reg. G reconciliation in the Appendix to the presentation.
– Fifth Third is one of the few large banks that have no TLGP-guaranteed debt to refinance in 2012

© Fifth Third Bank | All Rights Reserved
Cautionary statement
This report contains statements that we believe are “forward-looking statements” within the meaning of Section 27A of the Securities Act of
1933, as amended, and Rule 175 promulgated thereunder, and Section 21E of the Securities Exchange Act of 1934, as amended, and
Rule 3b-6 promulgated thereunder. These statements relate to our financial condition, results of operations, plans, objectives, future performance or business. They usually can be identified by the use of forward-looking language such as “will likely result,” “may,” “are expected to,” “is anticipated,” “estimate,” “forecast,” “projected,” “intends to,” or may include other similar words or phrases such as
“believes,” “plans,” “trend,” “objective,” “continue,” “remain,” or similar expressions, or future or conditional verbs such as “will,” “would,”
“should,” “could,” “might,” “can,” or similar verbs. You should not place undue reliance on these statements, as they are subject to risks and uncertainties, including but not limited to the risk factors set forth in our most recent Annual Report on Form 10-K. When considering these forward-looking statements, you should keep in mind these risks and uncertainties, as well as any cautionary statements we may make.
Moreover, you should treat these statements as speaking only as of the date they are made and based only on information then actually known to us.
There are a number of important factors that could cause future results to differ materially from historical performance and these forward-
looking statements. Factors that might cause such a difference include, but are not limited to: (1) general economic conditions and weakening in the economy, specifically the real estate market, either nationally or in the states in which Fifth Third, one or more acquired entities and/or the combined company do business, are less favorable than expected; (2) deteriorating credit quality; (3) political developments, wars or other hostilities may disrupt or increase volatility in securities markets or other economic conditions; (4) changes in the interest rate environment reduce interest margins; (5) prepayment speeds, loan origination and sale volumes, charge-offs and loan loss provisions; (6) Fifth Third’s ability to maintain required capital levels and adequate sources of funding and liquidity; (7) maintaining capital requirements may limit Fifth Third’s operations and potential growth; (8) changes and trends in capital markets; (9) problems encountered by larger or similar financial institutions may adversely affect the banking industry and/or Fifth Third; (10) competitive pressures among depository institutions increase significantly; (11) effects of critical accounting policies and judgments; (12) changes in accounting policies or procedures as may be required by the Financial Accounting Standards Board (FASB) or other regulatory agencies;
(13) legislative or regulatory changes or actions, or significant litigation, adversely affect Fifth Third, one or more acquired entities and/or the combined company or the businesses in which Fifth Third, one or more acquired entities and/or the combined company are engaged, including the Dodd-Frank Wall Street Reform and Consumer Protection Act; (14) ability to maintain favorable ratings from rating agencies;
(15) fluctuation of Fifth Third’s stock price; (16) ability to attract and retain key personnel; (17) ability to receive dividends from its subsidiaries; (18) potentially dilutive effect of future acquisitions on current shareholders’ ownership of Fifth Third; (19) effects of accounting or financial results of one or more acquired entities; (20) difficulties from the separation of or the results of operations of Vantiv,
LLC from Fifth Third; (21) loss of income from any sale or potential sale of businesses that could have an adverse effect on Fifth Third’s earnings and future growth; (22) ability to secure confidential information through the use of computer systems and telecommunications networks; and (23) the impact of reputational risk created by these developments on such matters as business generation and retention, funding and liquidity.
You should refer to our periodic and current reports filed with the Securities and Exchange Commission, or “SEC,” for further information on other factors, which could cause actual results to be significantly different from those expressed or implied by these forward-looking statements.

16 Fifth Third Bank | All Rights Reserved Appendix

100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
91% 91% 89% 87% 86% 86% 86% 85% 83% 81% 79% 76%
FITB MTB ZION CMA WFC PNC STI KEY RF HBAN USB BBT

1.0%
0.5%
0.0%
0.68% 0.63% 0.61% 0.58% 0.57% 0.48% 0.48% 0.47% 0.45% 0.44% 0.43% 0.24%
USB BBT ZION KEY RF FITB MTB STI WFC PNC HBAN CMA

44% 40% 36% 35% 33% 32% 31% 30% 30% 28% 27% 24%
CMA ZION MTB KEY FITB RF PNC USB STI WFC HBAN BBT

©

Fifth Third Bank | All Rights Reserved
Core funded balance sheet and pricing discipline
• Deposit-rich core funding mix supports
relatively low cost of funds
– High percentage of funding base in low cost
transaction deposits and noninterest-
bearing DDA accounts
– Low reliance on wholesale funding
SOURCE: SNL Financial and Company Reports. Data as of 3Q12
Transaction deposits defined as DDA, NOW and Savings/MMDA accounts; Cost of Funds defined as interest incurred on interest-bearing liabilities as a percentage of average noninterest-bearing deposits and interest-
bearing liabilities; Transaction deposits/Total deposits presented on an average basis; DDA/Total deposits presented on end-of-period basis.
Transaction Deposits / Total Deposits
Peer average
85%
Cost of Funds
Peer average
0.51%
DDA/Total Deposits
Peer average
32%

$800
$700
$600
$500
$400
$300
$200
$100
$0
45
25
637
44
33
531
34
14
582
40
17
596
59
14
593
3Q11
4Q11
1Q12
2Q12
3Q12
PPNR $617 $473 $694 $636 $568
Noninterest Expense Credit Items
Fee Income Credit Items
Adjusted

60%
59%
59%
62%
64%
62%#
3Q11
2Q12
3Q12
Efficiency Ratio
Adjusted

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Fifth Third Bank | All Rights Reserved
PPNR trend
• PPNR of $568MM down 11% from 2Q12 levels and
8% from prior year
• Adjusted PPNR of $593MM, including positive
adjustments totaling $25MM, down 1% sequentially
and 7% year-over-year
— Including 3Q12 mortgage repurchase reserve
build, PPNR of $617MM
Efficiency ratio
PPNR reconciliation
Pre-tax pre-provision earnings*
($ in millions)
Income before income taxes (U.S. GAAP) (a)
Add: Provision expense (U.S. GAAP) (b)
PPNR (a) + (b)
Adjustments to remove (benefit) / detriment^:
In noninterest income:
Vantiv IPO gain
Vantiv debt refinancing
Valuation of 2009 Visa total return swap
Vantiv warrants & puts
Valuation of bank premises moved to HFS
Litigation reserve additions in revenue
Sale of certain Fifth Third funds
Securities (gains) / losses
In noninterest expense:
Debt extinguishment (gains) / losses
Non-income tax related assessment resolution
Sale of certain Fifth Third funds
Termination of certain borrowing & hedging transactions
Severance expense
FDIC insurance expense
Gain on sale of affordable housing
Litigation reserve additions in expense
Adjusted PPNR
Credit-related items^^:
In noninterest income
In noninterest expense
Credit-adjusted PPNR**
3Q11 4Q11 1Q12 2Q12 3Q12
$530 $418 $603 $565 $503
87 55 91 71 65
$617 $473 $694 $636 $568
- - (115) - -
- - 34 - -
17 54 19 11 1
(3) (10) (46) (56) 16
- - - 17 -
- - - 6 -
- - - - (13)
(26) (5) (9) (3) (2)
- - 9 - 26
- - (23) - -
- - - - 2
28 - - - -
- - 6 - -
- - - (9) -
- - - (8) (5)
4 19 13 2 -
$637 $531 $582 $596 $593
25 33 14 17 14
45 44 34 40 59
$707 $608 $630 $653 $666
* Non-GAAP measure.  See Reg. G reconciliation on pages 23 and 24.
** There are limitations on the usefulness of credit-adjusted PPNR, including the significant degree to which changes in credit and fair value are integral, recurring components of the
Bancorp’s core operations as a financial institution. This measure has been included herein to facilitate a greater understanding of the Bancorp’s financial condition.
^ Prior quarters include similar adjustments.
^^ See  page 19 for detailed breakout of credit-related items.
# 61% also excluding  $22MM 3Q12 mortgage repurchase reserve build

FIFTH THIRD BANK

$35
$30
$25
$20
$15
$10
$5
$0
25
33
14
17
14
3Q11
4Q11
1Q12
2Q12
3Q12

$70
$60
$50
$40
$30
$20
$10
$0
45
44
34
40
59
3Q11
4Q11
1Q12
2Q12
3Q12

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Credit-related costs
In noninterest income ($MM)
In noninterest expense ($MM)
Actual
($ in millions) 3Q11 4Q11 1Q12 2Q12 3Q12
Gain / (loss) on sale of loans $3 $9 $5 $8 $2
Commercial loans HFS FV adjustment
(6) (18) (1) (5) (3)
Gain / (loss) on sale of OREO properties
(21) (22) (17) (19) (11)
Mortgage repurchase costs
(2) (1) (2) (2) (2)
Total credit-related revenue impact ($25) ($33) ($14) ($17) ($14)
Actual
($ in millions) 3Q11 4Q11 1Q12 2Q12 3Q12
Mortgage repurchase expense
$19 $18 $15 $18 $36
Provision for unfunded commitments
(10) (6) (2) (1) (2)
Derivative valuation adjustments
4 (5) (4) (0) (2)
OREO expense
7 8 5 5 6
Other problem asset related expenses
25 28 19 19 21
Total credit-related operating expenses $45 $44 $34 $40 $59
Note: Numbers may not sum due to rounding

FIFTH THIRD BANK

2.0%
1.8%
1.6%
1.4%
1.2%
1.0%
0.8%
0.6%
0.4%
0.2%
0.0%
3Q08 4Q08 1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 4Q10 1Q11 2Q11 3Q11 4Q11 1Q12 2Q12 3Q12
FITB
Peer Average

1.4%
1.2%
1.0%
0.8%
0.6%
0.4%
0.2%
0.0%
3Q08 4Q08 1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 4Q10 1Q11 2Q11 3Q11 4Q11 1Q12 2Q12 3Q12
FITB
Peer Average

4.5%
3.5%
2.5%
1.5%
0.5%
3Q08 4Q08 1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 4Q10 1Q11 2Q11 3Q11 4Q11 1Q12 2Q12 3Q12
FITB
Peer Average

5.0%
4.5%
4.0%
3.5%
3.0%
2.5%
2.0%
1.5%
1.0%
0.5%
0.0%
3Q08 4Q08 1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 4Q10 1Q11 2Q11 3Q11 4Q11 1Q12 2Q12 3Q12
FITB
Peer Average

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Continued improvement in credit trends
Peer average includes: BBT, CMA, HBAN, KEY, MTB, PNC, RF, STI, USB, WFC, and ZION
Source: SNL Financial and company filings. All ratios exclude loans held-for-sale and covered assets for peers where appropriate.
NPA ratio vs. peers Net charge-off ratio vs. peers
Loans 90+ days delinquent % vs. peers Loans 30-89 days delinquent % vs. peers
FITB credit metrics are in line with or better than peers
(7.5%)*
3.8%
before
credit
actions
5.0%*
2.3%
before credit
actions
(HFS transfer)
* 4Q08 NCOs included $800MM in NCOs related to commercial loans moved to held-for-sale; 3Q10 NCOs included $510MM in NCOs related to loans sold or moved to held-for-sale

$120
$100
$80
$60
$40
$20
$-
$85
$66
$78
$96
$73
21
19
18
18
19
64
47
60
79
55
3Q11
4Q11
1Q12
2Q12
3Q12
% Current
49%
41%
37%
41%
29%
Agencies
Private
Total Claims

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Mortgage repurchase overview
3Q12 balances of outstanding claims decreased 24% from 2Q12
— Within recent range of quarterly volatility
Virtually all sold loans and the majority of new claims relate to agencies
— 99% of outstanding balance of loans sold
— 82% of current quarter outstanding claims
Majority of outstanding balances of the serviced for others
portfolio relates to origination activity in 2009 and later
Private claims and exposure relate to whole loan sales (no
outstanding first mortgage securitizations)
— Preponderance of private sales prior to 2006
Repurchase Reserves* ($ in millions)
Outstanding Counterparty Claims ($ in millions)
3Q11 4Q11 1Q12 2Q12 3Q12
Beginning balance $80 $69 $72 $71 $75
Net reserve additions    20 20 17 20 39
Repurchase losses (31) (17) (17) (16) (15)
Ending balance $69 $72 $71 $75 $99
* Includes reps and warranty reserve ($81MM) and reserve for loans sold with recourse ($18MM)
Note: Numbers may not sum due to rounding
Outstanding Balance of Sold Loans ($ in millions)
Fannie Freddie GNMA Private Total
2004 and Prior $778 $3,500 $195 $307 $4,779
2005 274 1,151 49 130 1,605
2006 363 930 48 214 1,556
13%
2007 563 1,517 64 171 2,314
2008 714 1,207 519 - 2,441
2009 1,362 6,498 3,160 1 11,020
2010 3,015 6,768 2,744 - 12,527
2011 3,712 6,844 2,275 - 12,831
2012 3,858 6,830 2,671 - 13,359
Grand Total $14,638 $35,246 $11,725 $823 $62,432
1.3%
2005-2008 vintages account for ~80% of total life to date
losses of $372MM from sold portfolio
$24MM increase in representation & warranty reserve
resulting from additional information received from
Freddie Mac regarding future mortgage file requests and
repurchase expectations

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European Exposure
Total exposure includes funded and unfunded commitments, net of collateral; funded exposure excludes unfunded exposure
Peripheral Europe includes Greece, Ireland, Italy, Portugal and Spain
Other Europe includes European countries not part of the Euro (primarily the United Kingdom and Switzerland)
Data above includes exposure to U.S. subsidiaries of Europe-domiciled companies
Note: Numbers may not sum due to rounding
• International exposure primarily related to trade finance and financing activities of U.S. companies with foreign parent or overseas activities of U.S. customers
• No European sovereign exposure (total international sovereign exposure $3MM)
• Total exposure to European financial institutions <$150MM
• Total exposure to five peripheral Europe countries <$200MM
• $878MM in funded exposure to Eurozone-related companies (~1% of total loan portfolio)
European Exposure
Total Funded Total Funded Total Funded Total Funded
exposure exposure exposure exposure exposure exposure exposure exposure
(amounts in $MM)
Peripheral Europe - - 15 - 152 119 167 119
Other Eurozone - - 74 74 1,382 759 1,456 833
Total Eurozone - - 89 74 1,534 878 1,623 952
Other Europe - - 42 32 879 492 921 524
Total Europe - - 132 106 2,413 1,369 2,545 1,475
Sovereigns Financial Institutions Non-Financial Entities Total
Eurozone includes countries participating in the European common currency (Euro)

Fifth Third Bank | All Rights Reserved
Regulation G Non-GAAP reconciliation
Fifth Third Bancorp and Subsidiaries
Regulation G Non-GAAP Reconcilation
$ and shares in millions
(unaudited)
September June March December September
2012 2012 2012 2011 2011
Income before income taxes (U.S. GAAP) $503 $565 $603 $418 $530
Add: Provision expense (U.S. GAAP) 65 71 91 55 87
Pre-provision net revenue (a) 568 636 694 473 617
Net income available to common shareholders (U.S. GAAP) 354                             376                             421                             305                             373
Add: Intangible amortization, net of tax 2                                 2                                 3                                 3                                 3
Tangible net income available to common shareholders 356                             378                             424                             308                             376
Tangible net income available to common shareholders (annualized) (b) 1,416                         1,520                         1,705                         1,222                         1,492
Average Bancorp shareholders' equity (U.S. GAAP) 13,887                       13,628                       13,366                       13,147                       12,841
Less: Average preferred stock (398)                           (398)                           (398)                           (398)                           (398)
Average goodwill (2,417)                        (2,417)                        (2,417)                        (2,417)                        (2,417)
Average intangible assets (31)                              (34)                              (38)                              (42)                              (47)
Average tangible common equity (c) 11,041                       10,779                       10,513                       10,290                       9,979
Total Bancorp shareholders' equity (U.S. GAAP) 13,718                       13,773                       13,560                       13,201                       13,029
Less:  Preferred stock (398)                           (398)                           (398)                           (398)                           (398)
Goodwill (2,417)                        (2,417)                        (2,417)                        (2,417)                        (2,417)
Intangible assets (30)                              (33)                              (36)                              (40)                              (45)
Tangible common equity, including unrealized gains / losses (d) 10,873                       10,925                       10,709                       10,346                       10,169
Less: Accumulated other comprehensive income / loss (468)                           (454)                           (468)                           (470)                           (542)
Tangible common equity, excluding unrealized gains / losses (e) 10,405                       10,471                       10,241                       9,876                         9,627
Total assets (U.S. GAAP) 117,483                     117,543                     116,747                     116,967                     114,905
Less:  Goodwill (2,417)                        (2,417)                        (2,417)                        (2,417)                        (2,417)
Intangible assets (30)                              (33)                              (36)                              (40)                              (45)
Tangible assets, including unrealized gains / losses (f) 115,036                     115,093                     114,294                     114,510                     112,443
Less: Accumulated other comprehensive income / loss, before tax (720)                           (698)                           (720)                           (723)                           (834)
Tangible assets, excluding unrealized gains / losses (g) 114,316                     114,395                     113,574                     113,787                     111,609
Common shares outstanding (h) 897                             919                             920                             920                             920
Net charge-offs (i) 156                             181                             220                             239                             262
Ratios:
Return on average tangible common equity (b) / (c) 12.8% 14.1% 16.2% 11.9% 15.0%
Tangible common equity (excluding unrealized gains/losses) (e) / (g) 9.10% 9.15% 9.02% 8.68% 8.63%
Tangible common equity (including unrealized gains/losses) (d) / (f) 9.45% 9.49% 9.37% 9.04% 9.04%
Tangible book value per share (d) / (h) 12.12 11.89 11.64 11.25 11.05
Pre-provision net revenue / net charge-offs (a) / (i) 364% 351% 315% 198% 235%
For the Three Months Ended

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Regulation G Non-GAAP reconciliation
Fifth Third Bancorp and Subsidiaries
Regulation G Non-GAAP Reconcilation
$ and shares in millions
(unaudited)
September June March December September
2012 2012 2012 2011 2011
Total Bancorp shareholders' equity (U.S. GAAP) $13,718 $13,773 $13,560 $13,201 $13,029
Goodwill and certain other intangibles (2,504) (2,512) (2,518) (2,514) (2,514)
Unrealized gains (468) (454) (468) (470) (542)
Qualifying trust preferred securities 810 2,248 2,248 2,248 2,273
Other 38 38 38 38 20
Tier I capital 11,594 13,093 12,860 12,503 12,266
Less: Preferred stock (398) (398) (398) (398) (398)
Qualifying trust preferred securities (810) (2,248) (2,248) (2,248) (2,273)
Qualifying noncontrolling interest in consolidated subsidiaries (51) (51) (50) (50) (30)
Tier I common equity (a) 10,335 10,396 10,164 9,807 9,565
Risk-weighted assets, determined in accordance with
prescribed regulatory requirements
1
(b) 106,858 106,398 105,412 104,945 102,562
Ratio:
Tier I common equity (a) / (b) 9.67% 9.77% 9.64% 9.35% 9.33%
Basel III - Estimated Tier 1 common equity ratio
September
2012
Tier 1 common equity (Basel I) $10,333
Add: Adjustment related to AOCI for AFS securities 507
Estimated Tier 1 common equity under Basel III rules
2
10,840
Estimated risk-weighted assets under Basel III rules
3
120,308
Estimated Tier 1 common equity ratio under Basel III rules 9.01%
(1)
(2)
(3)
For the Three Months Ended
Tier I common equity under Basel III includes the unrealized gains and losses for AFS securities. Other adjustments include mortgage servicing rights and deferred tax assets subject to threshold limitations and deferred tax liabilities related to intangible assets.
Key differences under Basel III in the calculation of risk-weighted assets compared to Basel I include: (1) risk weighting for commitments under 1 year; (2) higher risk weighting for exposures to residential mortgage, home equity, past due loans, foreign banks and certain commercial real estate; (3) higher risk weighting for mortgage servicing rights and deferred tax assets that are under certain thresholds as a percent of Tier I capital; (4) incremental capital requirements for stress VaR; and (5) derivatives are differentiated between exchange clearing and over-the-counter and the
50% risk-weight cap is removed. The estimated Basel III risk-weighted assets are based upon the Bancorp’s interpretations of the three draft Federal Register notices proposing enhancements to the regulatory capital requirements that were published in June of 2012. These amounts are preliminary and subject to change depending on the adoption of final Basel III capital rules by the
Regulatory Agencies.
For the Three
Months Ended
Under the banking agencies’ risk-based capital guidelines, assets and credit equivalent amounts of derivatives and off-balance sheet exposures are assigned to broad risk categories. The aggregate dollar amount in each risk category is multiplied by the associated risk weight of the category. The resulting weighted values are added together, along with the measure for market risk, resulting in the Bancorp’s total risk-weighted assets.